WARRANT CERTIFICATE


	THESE WARRANTS AND ANY SHARES ACQUIRED UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE WARRANTS AND SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND LAWS. THESE WARRANTS AND SUCH SHARES MAY NOT BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT CERTIFICATE, AND NO TRANSFER OF THESE WARRANTS OR SUCH SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

			WARRANT CERTIFICATE
		To Purchase Shares of Common Stock of
			SIGNAL APPAREL COMPANY, INC.

						1,000,000 Warrants

	THIS CERTIFIES THAT, for good and valuable consideration, the receipt of which is hereby acknowledged, MARVIN WINKLER or his registered assigns (the "HOLDER"), is the registered owner of the number of Warrants specified above, each of which Warrants entitles the Holder, subject to the conditions and limitations hereinafter set forth, to purchase from SIGNAL APPAREL COMPANY, INC. a corporation organized and existing under the laws of the State of Indiana(the "COMPANY"), one share of the Company's Common Stock,
$.01 par value (the "COMMON STOCK"), at a purchase price of $2.00 per share (the "EXERCISE PRICE"). The Warrants shall not be terminable by the Company. The shares of Common Stock issuable upon exercise of the Warrants (and any other or additional shares, securities or property that may hereafter be issuable upon exercise of the Warrants) are sometimes referred to herein as the "WARRANT SHARES", and the number of shares so issuable are sometimes referred to as the "AGGREGATE NUMBER" as such number may be increased or decreased, as more fully set forth herein.

	The Warrants shall be void and all rights represented hereby shall cease on the Expiration Date (as defined in Section 10).

	The Warrants represented hereby are issued on April 1, 1995 (the "ISSUANCE DATE") (such Warrants, or such lesser number thereof as shall from time to time remain unexercised, being herein collectively called the "WARRANTS"). The Warrants are being issued pursuant to an Employment Agreement, dated as of April 1, 1995 between the Company and Holder (the "EMPLOYMENT AGREEMENT").

	Certain terms used in this Warrant Certificate are defined in
Section 10 hereof. Terms and expressions in this Warrant
Certificate having a defined or generally accepted meaning under the securities laws of the United States of America shall have the same meaning in this Warrant Certificate, unless the express contrary intention appears.

	The Warrants are subject to the following provisions, terms and conditions:

	1. EXERCISE; ISSUE OF CERTIFICATES; PAYMENT FOR SHARES. The rights represented by this Warrant Certificate may be exercised by the Holder hereof, in whole or in part (but not as to fractional shares of Common Stock), to purchase a total of up to 1,000,000 shares, vesting (i) in the amount of 166,668 on April 1, 1995; (ii) at the rate of 41,667 shares per month on the first day of each month from and including May 1, 1995 through November 1, 1996 and
(ii) in the amount of 41,659 on December 1, 1996 (subject to the adjustments described in Section 4 hereof) (the "VESTING
SCHEDULE"), by the surrender of this Warrant Certificate (with the Exercise Form annexed hereto as Schedule 1 properly completed and executed) to the Company at its principal office specified in
Section 16, or its then current address, and upon payment to the Company of the Exercise Price for the Warrant Shares being purchased by cash or check or bank draft in New York Clearing House funds. Holder may, at Holder's option, pay the Exercise Price in the form of unencumbered shares of Common Stock freely transferable to Signal by delivering such shares along with this Warrant Certificate and a properly completed and executed Exercise Form. Such delivered shares shall, for payment purposes hereunder, be deemed to have a value equal to the average closing market price of Common Stock for the five (5) trading days immediately prior to their delivery. The shares so purchased shall be and will be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment made for such shares as aforesaid. Certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) days, after this Warrant Certificate shall have been so exercised, and unless the Warrants have expired, a new Warrant Certificate representing the number of shares, if any, with respect to which this Warrant Certificate shall not then have been exercised shall also be delivered to the Holder hereof within such time. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such Warrant Shares as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment of the Exercise Price made as aforesaid. The Warrant Shares initially issued upon the exercise hereof shall be Common Stock. The foregoing right of exercise will vest in accordance the Vesting Schedule and will expire at the close of business on the Expiration Date (as defined in Section 10 hereof).

	2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES; LISTING. The Company covenants and agrees that: (a) all Warrant Shares will, upon issuance, be original-issue shares (and not treasury stock) fully paid and nonassessable and free from all taxes, claims, liens, charges and other encumbrances with respect to the issuance thereof; (b) without limiting the generality of the foregoing, it will from time to time take all such action as may be required to assure that the par value per share of Common Stock shall at all times be less than or equal to the Exercise Price; (c) during the period within which the rights represented by this Warrant Certificate may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the Warrants a sufficient number of original-issue shares of its Common Stock to provide for the exercise of all the Warrants or, if an insufficient number of such shares are available under the Company's Restated Articles of Incorporation, as amended, will request approval from the Company's shareholders for an increase in the number of authorized shares; (d) upon the exercise of the Warrants represented by this Warrant Certificate, it will, at its expense, promptly notify each securities exchange on which any Common Stock is at the time listed of such issuance and maintain a listing of all shares of Common Stock from time to time issuable upon the exercise of the Warrants to the extent such shares can be listed.

	3. REGISTRATION RIGHTS. Holders of Common Stock issued upon exercise of warrants issued hereunder shall be entitled to registration rights as set forth in a registration rights agreement, in the form attached hereto as EXHIBIT A.

	4.      ADJUSTMENTS TO AGGREGATE NUMBER.

	Under certain conditions, the Aggregate Number is subject to adjustment as set forth herein.

	The Aggregate Number shall be subject to adjustment from time to time as follows and thereafter, as adjusted, shall be deemed to be the Aggregate Number hereunder.

	(a) In case at any time or from time to time the Company shall:

		(i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock,

		(ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

		(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the Aggregate Number in effect immediately prior thereto shall be adjusted so that Holder shall thereafter be entitled to receive, upon exercise thereof, the number of shares of Common Stock that Holder would have owned or have been entitled to receive after the occurrence of such event had such Warrants been exercised immediately prior to the occurrence of such event.

	(b) In case at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution (collectively, a "DISTRIBUTION") of:

		(i) cash (other than dividends payable out of earnings or any surplus legally available for the payment of dividends under the laws of the state of incorporation of the Company),

		(ii) any evidences of its indebtedness (other than Convertible Securities), any shares of its capital stock (other than additional shares of Common Stock or Convertible Securities) or any other securities or property of any nature whatsoever (other than cash), or

		(iii) any options or warrants or other rights to subscribe for or purchase any of the following: any evidences of its indebtedness (other than Convertible Securities), any shares of its capital stock (other than additional shares of Common Stock or Convertible Securities) or any other securities or property of any nature whatsoever, then Holder shall be entitled to receive upon the exercise thereof at any time on or after the taking of such record the number of shares of Common Stock to be received upon exercise of such Warrants determined as stated herein and, in addition and without further payment, the cash, stock, securities, other property, options, warrants and/or other rights to which such Holder or Holders would have been entitled by way of the Distribution and subsequent dividends and distributions if Holder (x) had exercised such Warrants immediately prior to such Distribution, and (y) had retained the Distribution in respect of the Common Stock and all subsequent dividends and distributions of any nature whatsoever in respect of any stock or securities paid as dividends and distributions and originating directly or indirectly from such Common Stock. A reclassification of the Common Stock into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this paragraph (b) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such event shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of paragraph (a) of this Section 4.

	(c) In case at any time or from time to time the Company shall (except as hereinafter provided) issue or sell any additional shares of Common Stock for a consideration per share less than the Prevailing Market Price, then the Aggregate Number in effect immediately prior thereto shall be adjusted so that the Aggregate Number thereafter shall be determined by multiplying the Aggregate Number immediately prior to such action by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus the number of such additional shares of Common Stock so issued and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus the number of shares of Common Stock which the aggregate consideration for the total number of such additional shares of Common Stock so issued would purchase at a price equal to the Prevailing Market Price. The provisions of this paragraph (c) shall not apply to any issuance of additional shares of Common Stock for which an adjustment is provided under Section 4(a). No adjustment of the Aggregate Number shall be made under this paragraph (c) upon the issuance of any additional shares of Common Stock which are issued pursuant to (1) the exercise of any of the Warrants or of any other warrant or option to purchase Common Stock outstanding as of the date of this Warrant Certificate,(2) the exercise of any of the warrants issued to Walsh Greenwood & Co. in connection with the loan under that certain Credit Agreement dated March 31, 1995 among the Company, The Shirt Shed, Inc., American Marketing Works, Inc. and Walsh Greenwood & Co. or (3) the exercise of stock options to purchase shares of Common Stock pursuant to any stock options granted to employees of the Company or its subsidiaries pursuant to the Company's 1985 Stock Option Plan, as amended (collectively,
(1), (2)and (3), the "OPTIONS").

	(d) In case at any time or from time to time the Company shall (except as hereinafter provided) take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner issue or sell, any warrants or other rights to subscribe for or purchase (x) any share of Common Stock or (y) any Convertible Securities, whether or not the rights to subscribe, purchase, exchange or convert thereunder are immediately exercisable, and the consideration per share for which additional shares of Common Stock may at any time thereafter be issuable pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities shall be less than the Prevailing Market Price, then the Aggregate Number in effect immediately prior thereto shall be adjusted so that the Aggregate Number thereafter shall be determined by multiplying the Aggregate Number immediately prior to such action by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such warrants or other rights plus the maximum number of additional shares of Common Stock issuable pursuant to all such warrants or rights and/or necessary to effect the conversion or exchange of all such Convertible Securities and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such warrants or other rights plus the number of shares of Common Stock which the aggregate consideration for such maximum number of additional shares of Common Stock would purchase at a price equal to the Prevailing Market Price. For purposes of this paragraph (d), the aggregate consideration for such maximum number of additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such additional shares of Common Stock pursuant to the terms of such warrants or other rights or such Convertible Securities. No adjustment of the Aggregate Number shall be made under this paragraph (d) upon the issuance of the Options.

	(e) In case at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner issue or sell, Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the consideration per share for the additional shares of Common Stock which may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Prevailing Market Price, then the Aggregate Number in effect immediately prior thereto shall be adjusted so that the Aggregate Number thereafter shall be determined by multiplying the Aggregate Number immediately prior to such action by a fraction, the numerator of which shall be the number of shares of Common
Stock outstanding immediately prior to the issuance of such Convertible Securities plus the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the taking of such action plus the number of shares of Common Stock which the aggregate consideration for such maximum number of additional shares of Common Stock would purchase at a price equal to the Prevailing Market Price. For purposes of this paragraph (e), (x) the aggregate consideration for such maximum number of additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such additional shares of Common Stock pursuant to the terms of such Convertible Securities. No adjustment of the Aggregate Number shall be made under this paragraph (e) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights if an adjustment shall previously have been made or if no such adjustment shall have been required upon the issuance of such warrants or other rights pursuant to paragraph (d) of this Section 4.

	(f) If, at any time after any adjustment of the Aggregate Number shall have been made pursuant to paragraph (d) or (e) of this Section 4 on the basis of the issuance of warrants or other rights or the issuance of Convertible Securities, or after any new adjustments of the Aggregate Number shall have been made pursuant to this paragraph (f),

		(i) such warrants or rights or the right of conversion or exchange in such Convertible Securities shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange in respect of all or a portion of such Convertible Securities, as the case may be, shall not have been exercised, and/or

		(ii) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights or the terms of such Convertible Securities shall be irrevocably increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the arrival of a specified date or the happening of a specified event, or such warrants or rights shall have been exercised or such convertible Securities converted at a price in excess of the minimum consideration used in the calculation of the adjustment to the Aggregate Number, such previous adjustment shall be rescinded and annulled and the additional shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with such adjustment shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such warrants or rights or Convertible Securities increase in consideration per share on the basis of:


		(x) eliminating the number of shares of Common Stock subject to such warrants or rights or such right of conversion or exchange which no longer may be purchased, and

			(y) treating any such warrants or rights or any such Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such irrevocable increase of the consideration per share for which shares of Common Stock are issuable under such warrants or rights or Convertible Securities;

and, if and to the extent called for by the foregoing provisions of this paragraph (f) on the basis aforesaid, a new adjustment of the Aggregate Number shall be made, and such new adjustment shall supersede the previous adjustments rescinded and annulled. Notwithstanding the foregoing, such new adjustment shall have no effect on shares of Common Stock purchased pursuant to an exercise hereof prior to the date of the new adjustment.

	(g) The following provisions shall be applicable to the making of adjustments of the Aggregate Number hereinbefore provided for in this Section 4:

		(i) The sale or other disposition of any issued share of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof for the purposes of this Section 4.

		(ii)  To the extent that any additional shares of Common
		Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any additional shares of Common Stock or any Convertible Securities (x) are issued for cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor, (y) are offered by the Company for subscription, the consideration received by the Company shall be deemed to be the subscription price or (z) if a part or all of the consideration received or receivable by the Company consists of property other than cash, the value of such consideration shall be the fair market value of such property as determined in good faith by the Board of Directors.

		(iii) The adjustments required by the preceding paragraphs of this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

		(iv) In computing adjustments under this Section 4 fractional interests in Common Stock shall be taken into account to the nearest one-thousandth (.001) of a share and shall be aggregated until they equal one whole share.

		(v) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights to stockholders thereof, but abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled[; provided, however, that such rescission shall have no effect on shares of Common Stock purchased pursuant to an exercise hereof prior to the date of the rescission].

	(h) If any event occurs as to which the other provisions of this Section 4 are not strictly applicable but the lack of any provision for the exercise of the rights of Holder would not fairly protect the purchase rights of Holder in accordance with the essential intent and principles of such provisions, or, if strictly applicable, would not fairly protect the conversion rights of Holder in accordance with the essential intent and principles of such provisions, then the Company shall appoint a firm of independent certified public accountants in the United States
(which may be the regular auditors of the Company) of recognized national standing in the United States satisfactory to Holder, which shall give their opinion acting as an expert and not as an arbitrator as to the adjustments, if any, necessary to preserve, without dilution, on a basis consistent with the essential intent and principles established in the other provisions of this Section 4, the exercise rights of the Holders of Warrants. Upon receipt of such opinion, the Company shall forthwith make the adjustments described therein. In the event of an adjustment in the Aggregate Number pursuant to Section 4 hereof, the Exercise Price shall be adjusted accordingly as appropriate to cause the aggregate cost for exercising the Warrants issued hereunder to remain the same.

	(i) Within forty-five (45) days after the end of each fiscal quarter during which an event occurred that resulted in an adjustment pursuant to this Section 4, and at any time upon the request of Holder, the Company shall cause to be promptly mailed to Holder by first-class mail, postage prepaid, notice of each adjustment or adjustments to the Aggregate Number effected since the date of the last such notice and a certificate of the Company's Chief Financial Officer or, in the case of any such notice delivered within forty-five (45) days after the end of a fiscal year, a firm of independent public accountants in the United States selected by the Company and acceptable to Holder (who may be the regular accountants employed by the Company), in each case, setting forth the Aggregate Number after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made. The fees and expenses of such accountants shall be paid by the Company.

	(j) The occurrence of a single event shall not trigger an adjustment of the Aggregate Number under more than one paragraph of this Section 4.

	(k) If at any time or form time to time there shall be a reorganization, merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, the Holder shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, merger, consolidation or sale, that appropriate provision be made so that the Holders shall thereafter be entitled to purchase), upon exercise of the Warrants, the kind and amount of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger, consolidation or sale, to which a holder of Common Stock issuable upon exercise hereof would have been entitled in such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 4 (including adjustment of the Aggregate Number and the Exercise Price) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

     (l) The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holders against impairment.


	5. TAXES ON CONVERSION. The issuance of certificates for Warrant Shares upon the exercise of the Warrants shall be made without charge to Holder exercising any such Warrant for any issue or stamp tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, Holder; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of Holder, and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

	6. LIMITATION OF LIABILITY. No provision hereof in the absence of the exercise of the Warrants by Holder and no enumeration herein of the rights or privileges of Holder shall give rise to any liability on the part of Holder for the Exercise Price of the Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by any creditor of the Company.

	7. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any Warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner that interferes with the timely exercise of the Warrants.

	8. AVAILABILITY OF INFORMATION. The Company will use its best efforts to comply with the reporting requirements of the United States Securities Exchange Act of 1934, as amended, if applicable, and will use its best efforts to comply with all other public information reporting requirements of the Commission (including rules and regulations promulgated by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any Warrant Shares. The Company will also cooperate with Holder in supplying such information as may be necessary for Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant Shares. The Company will deliver to Holder, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its shareholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the Commission.

	9.  RESTRICTIONS ON TRANSFER.

	9.1 RESTRICTIVE LEGENDS. Each certificate for any Warrant Shares issued upon the exercise of any Warrant, and each stock certificate issued upon the transfer of any such Warrant Shares (except as otherwise permitted by this Section 9) shall be stamped or otherwise imprinted with a legend in substantially the following form:

		"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE
		NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION THEREFROM UNDER SUCH ACT AND LAWS."

	Each Warrant Certificate issued in substitution for any Warrant Certificate pursuant to Section 12, 13 or 14 and each Warrant Certificate issued upon the transfer of any Warrant (except as otherwise permitted by this Section 9) shall be stamped or otherwise imprinted with a legend in substantially the following form:

		"THESE WARRANTS AND ANY SHARES ACQUIRED UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE WARRANTS AND SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND LAWS. THESE WARRANTS AND SUCH SHARES MAY NOT BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT CERTIFICATE, AND NO TRANSFER OF THESE WARRANTS OR SUCH SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH."

	9.2 TERMINATION OF RESTRICTIONS. The restrictions imposed by this Section 9 upon the transferability of Warrants and Warrant
Shares shall cease and terminate as to any particular Warrants or Warrant Shares, (a) as to Warrant Shares, when such securities shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such securities, or (b) when in the reasonable opinion of counsel for Holder such restrictions are no longer required in order to comply with the Securities Act. Whenever such restrictions shall terminate as to any Warrants or Warrant Shares, Holder shall be entitled to receive from the Company, without expense, new certificates of like tenor not bearing the restrictive legends set forth in Section 9.1.

	10. DEFINITIONS. As used in this Warrant Certificate, unless the context otherwise requires, the following terms have the following respective meanings:

		AGGREGATE NUMBER: as set forth in the first paragraph of this Warrant Certificate and as subsequently varied pursuant to Section 4.

		BUSINESS DAY: any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

		COMMISSION: the United States Securities and Exchange Commission and any other similar or successor agency of the United States federal government administering the United
States Securities Act or the Securities Exchange Act of 1934, as amended.

		COMMON STOCK: the shares of Common Stock, $.01 par value per share, of the Company, currently provided for in the Restated Articles of Incorporation of the Company, as amended, and any other capital stock of the Company into which such shares of Common Stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution of, such Common Stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or like events.

		COMPANY: Signal Apparel Company, Inc., an Indiana corporation, and its successors and assigns.

		CONVERTIBLE SECURITIES: securities which by their terms are convertible into or exchangeable for Common Stock.

		DEMAND REGISTRATION: as set forth in Section 3.1(a) hereof.

		DISTRIBUTION:  shall have the meaning specified in
Section 4(b).

		EXERCISE PRICE: as set forth in the first paragraph of this Warrant Certificate.

		EXPIRATION DATE: this Warrant Certificate will expire and the Warrants issued hereby will become null and void on the six (6) month anniversary of the Date of Termination (as defined in the Employment Agreement).

		ISSUANCE DATE:  April 1, 1995.

		HOLDER: as set forth in the first paragraph of this Warrant Certificate.

		KKEP AGREEMENT:  as set forth in Section 3.1(a) hereof.

		OPTIONS:  as set forth in Section 4(c) hereof.

		PERSON: an individual, corporation, partnership, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

		PREVAILING MARKET PRICE: The average of the daily closing prices of 30 consecutive trading days immediately preceding the day in question after appropriate adjustment for stock dividends, subdivisions, combinations or reclassifications occurring within said 30-day period. The closing price for each day shall be the average of the closing bid and asked prices as furnished by a New York Stock Exchange member firm or National Association of Securities Dealers, Inc. member firm, selected from time to time by the Corporation for that purpose, or, in the event that the Common Stock is listed or admitted to trading on one or more national securities exchanges (or as a NASDAQ National Market System security), the last sale price on the NASDAQ system or on the principal national securities exchange on which the Common
Stock is listed or admitted to trading or, in case no reported sale takes place on such day, the average of the reported closing bid and asked prices on the NASDAQ system or such principal exchange.

		REGISTRABLE SECURITIES: as set forth in Section 3.1(a) hereof.

		SECURITIES ACT: the United States Securities Act of 1933, as amended (or any successor statute).

		WARRANTS: as set forth in the third paragraph of this Warrant Certificate.

		WARRANT SHARES: as set forth in the first paragraph of this Warrant Certificate.

	11. ACQUISITION OF WARRANTS. Holder represents that he is acquiring the Warrants represented by this Warrant Certificate and, upon any exercise of such Warrants, will acquire Common Stock hereunder for his own account for the purpose of investment, and not with a view to the public distribution thereof within the meaning of the Securities Act, subject to any requirement of law that the disposition thereof shall at all times be within the control of Holder. Holder further represents and acknowledges that he is an "Accredited Investor" within the meaning of Regulation D under the Securities Act.

	12. WARRANTS TRANSFERABLE. These Warrants are issued as unregistered Warrants. Subject to the provisions of Section 9, the transfer of any Warrant and all rights hereunder, in whole or in part, is registrable at the office of agency of the Company referred to in Section 1 hereof by Holder in person or by duly authorized attorney, upon surrender of this Warrant Certificate with the properly completed Form of Assignment in the form annexed hereto as Schedule 2. The transfer of any Warrant or any rights thereunder may be effected only by the surrender of such Warrant at the office or agency of the Company and until due presentment for registration of transfer on such books, the Company may treat the registered Holder hereof as the owner for all purposes, and the Company shall not be affected by notice to the contrary. No transfer shall be effective until this Warrant Certificate has been surrendered to the Company as provided herein and the replacement Warrant Certificate issued to the transferee has been duly executed by the Company. Only Warrants which shall have vested in accordance with Section 1 shall be transferable, and the replacement Warrant Certificate(s) shall indicate that such Warrants are fully vested.

	13. WARRANT CERTIFICATES EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant Certificate is exchangeable, upon the surrender hereof by Holder at such office or agency of the Company, for a new Warrant Certificate of like tenor representing in the aggregate the right to purchase the number of shares that may be purchased hereunder, each of such new Warrant Certificates to represent the right to purchase such number of shares as shall be designated by Holder at the time of such surrender. Such Warrant Certificate shall not be valid until duly executed by the Company.

	14. REPLACEMENT OF WARRANT CERTIFICATES. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity bond (or, in the case of the original holder hereof or any substantial financial institution to which any Warrants represented by this Warrant Certificate may be transferred, an unsecured indemnity agreement) reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant Certificate, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor. Such Warrant Certificate shall not be valid until duly executed by the Company.

	15. CERTIFICATE RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANTS. The rights and obligations of the Company contained in Sections 1, 4, 5 and 6 hereof shall survive until the exercise of all of the Warrants or the Expiration Date, whichever is earlier.

	16. NOTICES. All notices, requests and other communications required or permitted to be given or delivered to e Holder shall be in writing, and shall be delivered or shall be sent by airmail, if overseas, certified or registered mail postage prepaid and addressed, to Holder at 428 Gentlemen's Ridge, Signal Mountain, Tennessee 37377 with a copy to Jeffer, Mangels, Butler & Marmaro,
2121 Avenue of the Stars, Tenth Floor, Los Angeles, California
90067, Attention : Ron Goldie,Esq., or at such other address as shall have been furnished to the Company by notice from Holder.
All notices, requests and other communications required or
permitted to be given or delivered to the Company shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed to the office of the Company, (return receipt requested) P.O. Box 4296, Manufacturer's
Road, Chattanooga, Tennessee 37405, Attention: Treasurer, with a copy to Witt, Gaither & Whitaker, P.C., 1100 American National Bank Building, Chattanooga, Tennessee 37402-2608, Attention: John F.
Henry, Jr., Esquire, or at such other address as shall have been furnished to Holder by notice from the Company. Any such notice, request or other communication may be sent by telegram or telex, but shall in such case be subsequently confirmed by a writing delivered or sent by certified or registered mail as provided
above.   All notices shall be deemed to have been given either at
the time of the delivery thereof to (or the receipt by, in the case of a telegram or telex) any officer or employee of the person entitled to receive such notice at the address of such person for purposes of this Section 16, or, if mailed, at the completion of the third full day following the time of such mailing thereof to such address, as the case may be.

	17. AMENDMENTS. Neither this Warrant Certificate nor any term or provision may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

	19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws thereunder.


	IN WITNESS WHEREOF, the Company has caused this Warrant
Certificate to be executed by its duly authorized officer and this Warrant Certificate to be dated April 1, 1995.

                            				     SIGNAL APPAREL COMPANY, INC.



                            				     By /s/ William H. Watts
                                        _________________________

LIST OF OMITTED SCHEDULES AND EXHIBITS

  SCHEDULE 1 EXERCISE FORM
  SCHEDULE 2 FORM OF TRANSFER
  EXHIBIT  A REGISTRATION RIGHTS AGREEMENT

The Company hereby agrees to furnish a copy of any such omitted schedule or exhibit supplementally upon request of the Commission's Staff.